Exhibit 99.1

NYSE Amex: QBC www.CubicEnergyInc.com May 25, 2011 Annual Shareholder Meeting Management Presentation

2 Calvin A. Wallen III has served as the President and Chief Executive Officer of the Company since 1997. Mr. Wallen has over 30 years of experience in the oil and gas industry working as a drilling and petroleum engineer, including tours with Superior Oil, Resource Drilling, Tom Brown and Rowan International. Mr. Wallen has considerable experience in drilling vertical, high-angle directional and horizontal wells in North and South American oil and gas fields, as well as in the North Sea and Gulf of Mexico. Mr. Wallen did his undergraduate engineering studies at Texas A&M. Larry Badgley has been Chief Financial Officer for Cubic since October, 2008. Prior to joining Cubic, Mr. Badgley worked over 11 years in the venture capital market and has been responsible for Financial Planning and Analysis, SEC, SOX technical training and practice development, and served as the national practice leader for merger and acquisitions with a heavy focus on due diligence and post acquisition integration. Larry Badgley received a BBA in Finance from Hardin-Simmons University in 1978, and is a Certified Public Accountant. Jon S. Ross has served in the office of Secretary of Cubic Energy since 1998. Mr. Ross is a practicing attorney in Dallas, Texas representing over 80 business entities. He has served on several community and non-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree. Richard M. Sepulvado has been the chief exploration geologist for Cubic Energy, Inc. since 1997 and serves as Vice President of Exploration and Production. He received his undergraduate training at Trinity University, earning his Bachelor’s degree in geology in 1974. Mr. Sepulvado spent the following eight years developing strong management and engineering skills as an officer in the U.S. Army Corps of Engineers. Following his tour of duty, he returned to school and earned his Master of Science Degree in Geology at Louisiana Tech University in 1985. Mr. Sepulvado has worked as an exploration geologist for Mobil Oil, Placid Oil, Phillips Oil, and various independent oil companies. Management Team

Company Snapshot Acreage located in Caddo Parish & DeSoto Parish of northwest Louisiana: Cotton Valley acreage approx 24,000 gross/5,400 net Haynesville & Bossier acreage approx 21, 760 gross/4,236 net. Cubic’s acreage position is in the core of the Haynesville Shale, North America’s most economic and prolific natural gas shale play. All acreage is 100% Held By Production (HBP) Resource Potential (Bcf/BOE): 44 Bcf / 2.00 MMBOE – Cotton Valley 276 Bcf / 12.26 MMBOE – Haynesville Shale Cubic’s Current Net Horizontal Haynesville Shale Production: 225,000 Mcf per month / 9,990 BOE per month Shares Haynesville Shale Ownership with: Joint Venture with EXCO Operating Company LP and BG Group Chesapeake Energy Corp. Goodrich Petroleum Company El Paso Current Haynesville Shale Well Activity: 20 Gross Haynesville Shale wells now on-stream Producing 1 Gross Haynesville Shale well Waiting on Completion 3 = Cubic’s Haynesville Shale Acreage Position in Caddo Parish and Desoto Parish, Louisiana Bcf = Billion Cubic Feet Mcf = Million Cubic Feet BOE = Barrels of Oil Equivalent (using $4 gas and $90 oil) MMBOE = Million Barrels of Oil Equivalent

Location of Haynesville Shale 4 SMACKOVER (11,800 Feet) HAYNESVILLE (11,400 Feet) Black Shale BOSSIER (10,700 Feet) COTTON VALLEY (9,000 FEET) HOSSTON (6,500 FEET) PETTET (6,100 Feet) (approximate depth) Drilling and completion techniques have been optimized, the lateral lengths are up to 4,500 feet with 10-15 stage frac programs. 1,350 Feet Thick

Haynesville Shale Resource Potential

CUBIC ENERGY INC.

Cubic has 300 gross / 54 net drilling locations…with an Estimated Ultimate Recovery (EUR) of 6.5 Bcf / .29 MMBOE per well and an average 79% NRI, we estimate our Haynesville Shale Resource Potential at over 276 Bcf / 12.26MMBOE.

Bossier Shale

Other operators have announced plans to further test the Bossier Shale. While we will refrain from quantifying the resource potential from the Bossier Shale for now, it could add meaningful reserves and production.

RESOURCE POTENTIAL (Bcf / BOE)			
	NRI Reserves		
Cubic's Proven Reserves	**Bcf**	**BOE**	**PV10 Value**
*SEC Proven (PDP, PDNP, PUD) Reserves as of June 30, 2010	30 Bcf	1.3 MMBOE	$65M
**SPE Proven (PDP, PDNP, PUD) Reserves as of June 30, 2010	92 Bcf	4.09 MMBOE	$193M
**Securities and Exchange Commission (SEC) reserve report is based on predominantly one Horizontal Haynesville Shale well per unit and is used for Audited Financial of Public Companies*			
***Society of Petroleum Engineers (SPE) reserve report based on four Horizontal Haynesville Shale wells per unit and is used for Banking & Financial Institutions*			
Note: Both SEC reserve report and SPE reserve report are based on 4.4 Bcf EUR/well			
Haynesville Shale Proven Plus Resource Potential			
Net Drilling Locations	54		
EUR Per Well (BCF)	6.5 Bcf	289 MBOE	
NRI %	79%		
Haynesville Shale	**276 Bcf**	**12.26 MMBOE**	
Total Proved + Resource Potential			
Haynesville Shale	**276 Bcf**	**12.26 MMBOE**	
Bossier Shale	????	????	
Horizontal Cotton Valley	44 Bcf	2.0 MMBOE	
Total Resource Potential	**320 Bcf**	**14.26 MMBOE**	

Bcf = Billion Cubic Feet **BOE = Barrels of Oil Equivalent (using $4 gas and $90 oil)** **MMBOE = Million Barrels of Oil Equivalent**

5

6 Resource Value of Recoverable Gas per Share Price Analysis EUR = Estimated Ultimate Recovery $2 Million due to related party $35 Million due to Wells Fargo (3) $ 52,000,000 Total Development Costs $ 6,500,000 $$/well 8 #wells 5,500,000 5.5 EUR (2) $ 405,000,000 Total Development Costs $ 7,500,000 $$/well 54 #wells 6,500,000 6.5 EUR (1) $ 7.59 103,603,157 Valuation Per Share - fully diluted $ 10.23 76,815,908 Valuation Per Share - basic $ 786,000,000 Valuation $ (37,000,000) (3) Total Debt $ 823,000,000 Total Value $ (457,000,000) Total Development Costs $ (52,000,000) Cotton Valley Development Costs $ (405,000,000) Haynesville Development Costs $ 1,280,000,000 Total Revenue $ 4.00 Price/MCF 320,000,000 Total Resource Gas Recoverable 44,000,000 (2) Cotton Valley 44 BCF : 5.5 EUR 276,000,000 (1) Haynesville 276 BCF : 6.5 EUR

7 Capital Table Cubic has the liquidity required to fund its share of capital expenditures. Strategic Transaction in 2009 Cubic swapped QBC Common and Preferred Stock priced at a premium and without warrant coverage, and a small override, with an affiliate to acquire $30.9 million of Drilling Credits from EXCO Operating Company LP. Positioned For Haynesville Driven Growth $31.6 million current liquidity available for Capital Expenditures. $ 31.6 CURRENT LIQUIDITY $ 19.1 Drilling Credit $ 2.5 Working Capital $ 10.0 Funds Available on Revolver (30.0) Less: Drawn 30.0 Borrowing Base $ 40.0 Senior Credit Facility FUNDS AVAILABLE FOR CAPITAL EXPENDITURES $ 21.6 Total Working Capital & Drilling Credit - Warrant Proceeds 19.1 Drilling Credit $ 2.5 Working Capital Working Capital & Drilling Credit $ 37.0 Total Debt 2.0 Other 5.0 Term Loan $ 30.0 Revolver Total Debt 03/31/2011 ($MM)

Horizontal Haynesville Well Status Summary

CUBIC ENERGY INC.

	Well Name	Working Interest	Operator	IP Date	IP Rate MCF/D	Current Rate MCF/D
A)	Clingman Acres 11H	2.5%	Chesapeake	02/20/09	17,040	1,476
B)	Mitchell 12H	2.2%	Chesapeake	04/02/09	8,112	911
C)	Woolworth 15H	1.5%	Chesapeake	05/30/09	10,656	1,135
D)	Clingman Acres 2H	5.0%	Chesapeake	05/12/09	10,487	1,493
E)	Garland 25-1H	10.2%	Goodrich	11/10/09	18,826	2,340
F)	Muslow 5H	4.6%	Chesapeake	01/25/10	16,757	5,037
G)	Plants 26-1H	10.2%	Goodrich	10/20/09	15,134	2,294
H)	SLRT 33H	2.4%	Chesapeake	12/21/09	14,520	1,866
I)	Red Oak Timber 6-1	35.0%	EXCO	03/07/10	4,390	829
J)	Saddler 9H	1.1%	Chesapeake	04/13/10	10,750	2,028
K)	Garland 24-1H	6.3%	Goodrich	03/14/10	15,938	2,408
L)	Western D 18H	0.7%	Chesapeake	09/07/10	12,288	4,508
M)	Slaughter 6-15-15H	0.6%	Chesapeake	9/21/2010	13,346	5183
N)	Thomas 36-1	37.0%	EXCO	07/15/10	10,328	4,139
O)	Crow 8-1	24.0%	EXCO	12/21/10	11,170	n/a
Q)	Burford 21-14-15H	4.4%	Chesapeake	3/18/2011	14,136	n/a
R)	Fisher 20 1H	0.6%	El Paso	12/28/10	8,764	5,797
S)	Crow 5-1 ALT	32.5%	EXCO	12/21/10	11,538	7,764
T)	Soaring Ridge 15H	6.1%	Chesapeake	11/08/08	14,751	458
U)	Clingman Acres 12H	1.4%	Chesapeake	02/01/09	15,301	1,033

WAITING ON COMPLETION

	Well Name	Working Interest	Operator	TD Date
P)	Red Oak Timber 7-1 ALT	29.0%	EXCO	09/27/10



16N-16W
16N-15W
Johnson Branch Field
Caddo Parish
15N-16W
15N-15W
14N-16W
14N-15W
Bethany Longstreet Field
Desoto Parish

Legend of Operators for Cubic's Horizontal Haynesville Shale Wells

- EXCO Resources - Operated
- Goodrich Petroleum - Operated
- Chesapeake - Operated
- El Paso Corp. - Operated

8

Horizontal Cotton Valley Wells in Surrounding Area


Cotton Valley Acreage Position
16N-16W
16N-15W
Johnson Branch Field
Caddo Parish
15N-16W
15N-15W
14N-16W
14N-15W
Bethany Longstreet Field
Desoto Parish
Operated by Fossil Operating, Inc.
Operated by Indigo Minerals

Company posting 44 Bcf / 2.00 MMBOE Cotton Valley potential developed horizontally in Bethany Longstreet ONLY.

However, will monitor Indigo well results for Johnson Branch.

Indigo Minerals

Walton 23 H-1 Alt
Section 23, T15N-R15W
Well Status: Waiting on Completion

Goodrich Petroleum
(two wells in same section)

Champe Graham 3-Alt
Section 14, T14N-R16W
IP Rate: 3,824 MCF/D

Champe Graham 5-Alt
Section 14, T14N-R16W
IP Rate: 1,948 MCF/D

9

Cubic Is Financially Prepared To Move Forward

CUBIC ENERGY INC.

- The drilling credit plus cash flow from operators should carry Cubic for most of its capital expenditures in calendar 2011, with capacity under the revolver filling the remaining gap, if needed.
- By the end of calendar 2011 we expect to have enough wells online to meaningfully increase the borrowing base on our Senior Facility, enabling us to fill any remaining gaps in our capital budget.
- Cubic has created significant liquidity well below market cost to the Company via its Drilling Credit with EXCO and its Credit Facility with Wells Fargo Energy Capital.
- Depending on the drilling program utilized by the primary operator on our acreage, production could average 15-25 MMcf/day in FY 2012 – up from less than 1 MMcf/day in FY 2009.
- 30-day initial production rates have climbed from 4-6 MMcf/day in early 2008 to 8-12 MMcf/day through 2009. In 2010, wells reported 24 hour flow rates in excess of 20 MMcf/day and 30 day initial production rates between 10-15 MMcf/day on a control flow basis.
- We estimate our Type Well will generate returns exceeding 20% at $4.00 NYMEX.

FREE CASH FLOW ANALYSIS: ONE HAYNESVILLE SHALE WELL NET TO CUBIC

	Year 1	Year 1
Mcf/Year	643,210	643,210
Natural Gas Price	$4.00	$6.00
Revenue	**$2,733,643**	**$3,859,260**
LOE - $6,600/mo.	79,200	79,200
Prod. Taxes - .075% - 2yr waiver	0	0
Free Cash Flow	**$2,654,443**	**$3,780,060**

10

11 Statement of Operations Quarter over Quarter and Year over Year Growth $702,392 $367,885 $252,905 EBITDA 21% 35% 6% General and administrative expenses 34% 49% 46% Oil and gas production, operating and development costs Operating Costs and Expenses: 139% 152% 124% Oil and gas sales Revenues: YTD 2011-2010 3rd Qtr-o-Qtr 2011 - 2010 2nd Qtr-o-Qtr 2011 - 2010

12 Ownership (as of 03-31-11) 8.69% 9 Calvin A. Wallen III - Preferred stock, if-converted 8.20% 8.5 Wells Fargo Energy Capital - Warrants 74.13% 76.8 Outstanding Common Shares 100.0% 103.6 Fully-Diluted Shares 4.15% 4.3 Other Warrants (includes affiliates and 5% owners) 4.83% 5 Wells Fargo Energy Capital - Convertible Term Loan 32.53% 33.7 Public Float 38.80% 40.2 Officers and Directors (8) 2.80% 2.9 5% Owners % of F-D Shares Shares (millions)

13 Natural Gas News Events May 24, 2011: First US LNG export project receives DOE approval..... with other projects in the queue.... Cheniere Energy has received approval to export 2.2 Bcf per day of domestic gas volumes from its Sabine Pass LNG Terminal. Over 7.4 Bcf per day of US liquefaction capacity could come online by 2016. Southern Union and BG submitted a joint application to construct a 2 Bcf per day liquefaction facility at Lake Charles. Freeport LNG submitted and application to construct a 1.4 Bcf per day terminal. Other projects under consideration include a 1.8 Bcf per day facility at Cove Point, Maryland and a plant at Jordon Cove, Oregon with unquantified capacity. May 9, 2011: BG, Southern Union Apply for LNG Export Permit for Louisiana BG and Southern Union Co. set up a joint venture and applied for permission from the U.S. government to export liquefied natural gas (LNG and plan to ship LNG from a gas terminal facility in Lake Charles, Louisiana and the companies will need to modify the terminal to have a capacity to liquefy about 2 billion cubic feet a day. This project is one of nine North American LNG export projects awaiting approval from regulators. April 6, 2011: Clean Energy Supports Proposed Federal Legislation that Would Expand the Use of Natural Gas Fuel for Transportation and Increase Natural Vehicle Deployment in America The Nat Gas Act of 2011, a bill introduced to the U.S. House of Representatives would provide increased support for the critical movement to deploy large numbers of natural gas vehicles in the U.S. April 5, 2011: Heckmann Corporation Teams Up with Encana Natural Gas Inc., Westport Innovations Inc. and Peterbilt Motors Company to Employ the Largest Transport Fleet of Liquefied Natural Gas Powered Trucks in North America Heckmann Corporation places single largest order for liquefied natural gas trucks by a U.S. customer (200) First major exploration and production company’s supply chain transition to natural gas NGV fleet to reduce Heckmann Water Resources’ carbon footprint in Haynesville Shale area by up to 30% and dramatically reduce fuel cost April 4, 2011: EXCO Resources, Inc. Announces Redetermination of Borrowing Base and Other Changes to Credit Agreement Lenders under its revolving credit agreement completed their regular semi-annual redetermination of the borrowing base, resulting in an increase of the borrowing base from $1.0 billion to $1.5 billion. March 30, 2011: The White House Blueprint for a Secure Energy Future This 44 page document outlines a three part strategy: 1. Develop and Secure America’s Energy Supplies. 2. Provide Consumers with Choices to Reduce Costs and Save Energy. 3. Innovate our Way to a Clean Energy Future. March 30, 2011: President Obama Speaks at Georgetown University – Securing America’s Energy Future Excerpts from President Obama’s speech: “And today, I want to announce a new goal, one that is reasonable , one that is achievable, and one that is necessary. When I was elected to this office, America imported 11 million barrels of oil a day. By a little more than a decade from now, we will have cut that by one-third. That is something we can achieve. We can cut our oil dependence – we can cut our oil dependence........... by a third.” “....So the only way for America’s energy supply to be truly secure is by permanently reducing our dependence on oilthe potential for natural gas is enormous. And this is an area where there’s actually been some broad bipartisan agreement. Last year, more than 150 members of Congress from both sides of the aisle produced legislation providing incentives to use clean-burning natural gas in our vehicles instead of oil. And that’s a big deal.” NOTE: Each of the above mentioned news events can be found in their entirety on Cubic’s website located at: www.CubicEnergyInc.com and click on the Presentation tab in the header.

14 Disclaimer This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Cubic Energy Inc. (the “Company”) believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, the availability of capital, fluctuations in oil and gas prices, dependency on third party operators, sufficient pipeline capacity, general economic conditions and the other risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2010, filed with the Securities and Exchange Commission. NYSE Amex: QBC Website: www.CubicEnergyInc.com 9870 Plano Road, Dallas, TX 75238 Phone: 972-686-0369 Donna Luedtke, Investor Relations Email: donna@cubicenergyinc.com